Proprietary and Confidential | December 2012 Pension Overview 1

Proprietary and Confidential | 2 Safe Harbor Note Regarding Forward-Looking Statements: Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995 including statements relating to expected discount rates, asset returns and salary progression; estimated pension expense and contributions for 2013; and the impact of the Company’s new LDI strategy. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the adequacy of actuarial assumptions and estimates; macroeconomic factors, including market volatility, that affect our investment returns, discount rates, costs and funding requirements; the impact of new pension regulations; actual withdrawal liability and funding levels of multi-employer plans; and a change in the level of pension contributions resulting from, among other things, a change in expected free cash flow levels. Our expectations are also subject to the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here and in our SEC filings are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Proprietary and Confidential | 3 Contents Purpose of Overview Page 4 Plan Overview / Recent Changes Page 5 Accounting Fundamentals Page 6 Pension Funded Status Page 10 Pension Investment Strategies and Results Page 18 Pension Contribution Requirements Page 23 Pension Expense Page 28 Pension Equity Charges Page 41 Conclusions Page 44

Proprietary and Confidential | 4 Purpose of Overview ► Provide clarity to the main components and drivers of pension expense: generally and specific to Ryder ► Provide insight into the factors which create funding requirements: generally and specific to Ryder ► Provide information on Ryder’s U.S. pension funding status, pension asset returns and asset allocation strategies ► Provide information on estimated future cash funding requirements ► Provide information on estimated 2013 pension costs, go-forward sensitivity guides and drivers of changes in 2013 pension costs ► Provide information on equity charges as a result of under-funded status

Proprietary and Confidential | 5 Plan Overview / Recent Changes ► Ryder historically offered defined-benefit pension plans in the U.S., U.K, and Canada. Substantially all employees, except U.S. drivers and warehouseman, were covered under the plans. The majority of the employees covered by the plans are in Fleet Management Solutions and Central Support Services. ► Effective 1/1/08, U.S. pension plans were frozen for participants who did not meet certain grandfathering criteria. Currently, only 7% of the active participants accrue benefits under the plan. ► Effective 1/1/10, the Canadian pension plan was frozen for participants who did not meet certain grandfathering criteria. Currently, only 15% of the active participants accrue benefits under the plan. ► Effective 3/31/10, the U.K. pension plan was frozen for all participants. ► The freeze of the pension plans minimizes the volatility in earnings over time. ► Impacted employees participate in new enhanced defined contribution plans. ► Reductions in pension expense associated with the freeze of the plans are generally being offset by costs associated with the new enhanced defined contribution plans.

Proprietary and Confidential | 6 Accounting Fundamentals

Proprietary and Confidential | 7 Accounting Fundamentals  Guiding literature – FASB Accounting Standards Codification (ASC) Topic 715, “Compensation – Retirement Benefits”  Delayed Recognition - changes in pension obligation and the value of net assets are recognized in earnings systematically and gradually over future periods  Net Reporting of Expense - consequences of events and transactions (compensation element, interest cost, investment return) are recorded as a single net expense  Offsetting of Assets and Liabilities - value of pension assets and liabilities to participants (funded status) shown net on the balance sheet  Assumptions-Based Expense Calculation - discount rate, pension earnings rate, salary progression rate, retirement and mortality rate.

Proprietary and Confidential | 8 Accounting Fundamentals – Pension Assumptions Discount Rate - rate that discounts expected future cash benefit payments to a present value. ► Rate determined from models that match the expected benefit payments underlying the liability to coupons and maturities from a hypothetical portfolio of high quality corporate bonds. ► Rate considered in determining 2013 pension expense of our primary U.S. Plan is 4.10% vs. 4.90% in 2012. Weighted-average rate for international plans is 4.43% vs. 4.76% in 2012. ► Record low rates are driving the increase in the projected benefit obligation and also the decrease in the funded status of the plans. Pension Earnings Rate - long-term expected rate of return on assets based on asset allocation, current returns and expected reinvestment rates. ► Rate considered in determining 2013 pension expense for our primary U.S. Plan is 6.80% vs. 7.05% in 2012. Weighted-average rate for international plans is 6.57% vs. 6.00% in 2012. ► Rate includes impact of investment management and other fees.

Proprietary and Confidential | 9 Accounting Fundamentals – Pension Assumptions Salary Progression Rate – annual rate of growth based on expected compensation until retirement, including all salary increase components (merit, promotion, equity, overtime and inflation). ► Rate used to produce our 12/31/2012 pension liability valuation and 2013 pension expense, for our primary U.S. plan, remained at 4.0% based on actuarial review of historical experience. ► Assumption less significant now that plans are frozen with limited active participants (i.e. assumption only relevant for grandfathered participants). Retirement and Mortality Rate – retirement rate based on actual plan experience; mortality rate based on standard actuarial tables. ► Mortality assumptions used to produce our 12/31/2012 pension liability valuation and 2013 pension expense, for our primary U.S. plan, were unchanged from prior year.

Proprietary and Confidential | 10 Pension Funded Status

Proprietary and Confidential | 11 Ryder System, Inc. and Subsidiaries Funded Status and Balance Sheet Impact of Pension (Dollars in millions) 2012 2011 2010 Projected benefit obligations (PBO) at 12/31 $ 2,207.4 1,967.6 1,744.2 Fair value of Plan assets at 12/31 1,612.9 1,418.0 1,428.8 Funded status $ (594.5) (549.5) (315.4) Non-current asset $ 6.1 0.3 20.6 Current liability (3.3) (3.1) (3.0) Non-current liability (597.3) (546.7) (333.1) Funded status $ (594.5) (549.5) (315.4) Unrecognized net actuarial loss * $ 1,007.3 927.0 658.5 Actuarial Assumptions U.S. Plan: Discount Rate 4.10% 4.90% 5.70% Salary Progression Rate 4.00% 4.00% 4.00% * Actuarial losses are amortized to earnings over the average remaining service life of active participants or the average remaining life expectancy of inactive participants if all or almost all of the plan’s participants are inactive. Funded Status

Proprietary and Confidential | 12 Consolidated Funded Status (Dollars in millions) 2012 2011 2010 U.S. Qualified Plan $ (537.3) (480.8) (288.2) U.S. Non Qualified Plan (46.1) (42.1) (39.6) International Plans (11.1) (26.6) 12.4 Total Consolidated Funded Status $ (594.5) (549.5) (315.4) Percent Funded 73% 72% 82% Funded Status

Proprietary and Confidential | 13 U.S. Qualified Pension Plan (1) Actual return on plan assets was approximately 12.8% for 2012. (2) Discount rate was 4.10% at 12/31/12 (4.90% at 12/31/11 and 5.70% at 12/31/10). 12/31/12 12/31/11 12/31/10 (Dollars in millions) Fair Value of Assets (FVA) 1,202.6$ (1) 1,063.4$ 1,077.8$ PV of Liability (PBO) 1,739.9 (2) 1,544.2 1,366.0 Funded Status (537.3)$ (480.8)$ (288.2)$ Percent Funded 69% 69% 79% Funded Status

Proprietary and Confidential | 14 Pension Assets Pension assets are measured at the end of each reporting year (12/31) ► Point-in-time valuation ► Reflects fair market value ► Not market-related (smoothed) value which is another accepted method The fair market value of pension assets changes from year to year as a result of the following items: ► Actual returns earned on plan assets ► Contributions to the plan ► Benefit payments to retirees ► Payment of plan expenses Funded Status

Proprietary and Confidential | 15 Pension Liabilities Projected Benefit Obligation (PBO) measures the present value of expected future benefit payments to plan participants including future salary increases ► Point-in-time valuation (year-end unless interim assessment required) ► Based on service to date of valuation ► Based on selected discount rate The discount rate is based on actuarial models that match expected timing of expected benefit payments to coupons and maturities from a hypothetical portfolio of high quality (Aa or better) corporate bonds at the end of each reporting year (December 31). Future benefit payments are based on current plan provisions and are impacted by the following assumptions: ► Retirement age ► Mortality, Disability, Turnover, etc. ► Salary progression rate Funded Status

Proprietary and Confidential | 16 Historical Consolidated Funded Status 74 80 83 78 93 100 66 80 82 72 73 60 80 100 120 140 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 % Funde d Note: All years as of 12/31 Funded Status

Proprietary and Confidential | 17 Historical Funded Status - U.S. Qualified Plan Only 77 83 87 81 97 100 62 77 79 69 69 40 60 80 100 120 140 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 % Funde d Note: All years as of 12/31 Funded Status Discount Rate 6.50% 6.00% 5.90% 5.65% 6.00% 6.35% 6.25% 6.20% 5.70% 4.90% 4.10%

Proprietary and Confidential | 18 Pension Investment Strategies and Results

Proprietary and Confidential | 19 The purpose of the pension fund is to accumulate sufficient assets to meet the Plan’s future payment obligations (liabilities). Ryder’s Investment Committee oversees the asset management and investment activities of our North American pension plans. Responsibilities include: ► Establishing and maintaining a broad asset allocation strategy ► Building investment structure within asset classes based on the Plan’s objectives ► Retaining and monitoring investment managers ► Evaluating performance of plans Assets are accumulated largely through investment returns; asset allocation is structured to produce the required long-term returns within a risk- controlled framework. Allocation of assets is largely a function of the time horizon for future liability payments and expected return/risk characteristics for the various asset classes. Investment allocations are subject to change at any time. Pension Investment Strategies & Results

Proprietary and Confidential | 20 U.S. Pension Investment Strategies & Results Ryder’s actual U.S. pension asset allocations for 2012 and 2011 were as follows: 12/31/12 Allocation 12/31/11 Allocation U.S. Equity 42% 42% Non-U.S. Equity 22% 20% U.S. Fixed Income 30% 31% Alternative Investments 6% 7% Cash 0% 0% 100% 100% ► In the fourth quarter of 2012, Ryder adopted an asset allocation de-risking strategy commonly referred to as Liability Driven Investing (LDI) in order to reduce funded status volatility and ultimately eliminate the financial statement volatility caused by the pension plan ► The LDI strategy incorporates an asset allocation approach that increases fixed income investment as the funded status improves

Proprietary and Confidential | 21 U.S. Qualified Pension Plan Asset Return History 12.8 6.80 5.20 -35 -25 -15 -5 5 15 25 -35 -25 -15 -5 5 15 25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Annual Actual Asset Return Current Expected Long Term Return on Assets Rolling 15-Year Compound Annual Return A s s et R e turn (% ) A s s et R e turn ( % ) U.S. Pension Investment Strategies & Results

Proprietary and Confidential | 22 Current Expected Long-Term Return on Assets Long-term return assumptions are based on: ► Actuarial review of asset allocation strategy ► Long-term expected asset returns based on 12/31 actual asset allocation ► Investment management fees paid using plan assets 2013 expected return for U.S. pension assets decreased to 6.80% from 7.05% in 2012. The downward adjustment was driven by lower expected asset returns for equity investments compared to 2012.

Proprietary and Confidential | 23 Pension Contribution Requirements

Proprietary and Confidential | 24 Pension Contribution Annual U.S. cash contribution requirements were historically determined under Employee Retirement Income Security Act (ERISA). In 2006, the Pension Protection Act (PPA) was passed which amended ERISA for the purpose of strengthening pension funding and helping the Pension Benefit Guarantee Corporation (PBGC) remain solvent. Below is a summary of the contribution and PBGC premium requirements under PPA: ► Minimum Funding Requirements - sufficient contributions to cover normal costs for the period and the amount to amortize funding shortfalls (if liability exceeds assets) over 7 years.  Additional contribution requirements if funded status falls below certain thresholds and plan considered “at-risk” (80% for 1/1/2011 and later). “At-risk” status is determined based on the prior year funded percentage.  Based on the current pension assumptions, the U.S. Qualified Plan is not at-risk from 2013 to 2017. ► PBGC premium – a flat dollar amount (per participant) for U.S. Plan PLUS a variable premium per participant when U.S. Plan is less than 100% funded (under PPA, no exemptions).

Proprietary and Confidential | 25 Pension Contribution For 2012 funding purposes, Ryder used the same elections as used in 2011: ► Smoothed assets ► Smoothed discount rate ► Smoothing should produce more stable contribution requirements Contribution requirements are influenced primarily by the following factors: ► Funded status ► Actual return on plan assets ► Discount rate applied to expected plan payouts – based on corporate bond yield curve ► Salary growth, retirement age and turnover ► Mortality – table issued by IRS and updated every year The Internal Revenue Code allows annual contributions greater than PPA minimum funding requirements, thus a range of contributions is possible. However, under current PPA “credit balance” rules, excess contributions in a current period may not be totally available for determining future contribution requirements.

Proprietary and Confidential | 26 Pension Contribution On July 6, 2012, Moving Ahead for Progress in the 21st Century Act (MAP-21) was enacted and included a provision to partially reduce interest rate volatility in single- employer defined benefit pension plans. ► Places a “collar” around interest rates used for funding purposes in order to provide more year-to-year stability in funding requirements. ► As a result, Ryder’s minimum required contributions will decrease approximately $40M in 2013 compared to the previous requirements. Key provisions impacting pension plans: ► Interest rate stabilization (funding relief) ► Annual Funding Notice disclosure changes  Must notify participants of the effect of interest rate stabilization ► PBGC premiums  Unfunded liability determined on pre MAP-21 basis  Fixed per participant rates increasing 50%  Variable (unfunded based) premium increasing 100%

Pension Contribution

Under PPA minimum funding rules and based on current market assumptions, Ryder will be required to make significant contributions in the next five years. In general, Ryder may elect to make voluntary contributions earlier than required and in amounts greater than the minimum requirements.

The following table presents Ryder's estimated minimum funding requirements[1]:

	As of Dec 2012	As of Dec 2011
	($ in millions)	
Present value over 5 years[2]		
U.S. Qualified Plan[3]	$ 429	$ 442
All other plans	$ 67	$ 54
2013/2012 Calendar Year		
U.S. Qualified Plan	$ 49	$ 65
All other plans	$ 17	$ 16
1/1/2013 PPA Funded Status [4]	84%	74%

(1) U.S. Qualified Plan Contributions as of December 31, 2012 are based on a discount rate of 6.25% for 2013, 5.76% for 2014, 5.23% for 2015, 4.74% for 2016, 4.58% for 2017, and return on assets of 6.84%. The level of future contributions will change based on actual discount rate and plan asset performance.

(2) The present value of the future contributions is discounted based on Ryder's 5-year borrowing rate.

(3) U.S. Qualified Plan undiscounted by year: 2013: $49M, 2014: $94M, 2015: $114M, 2016: $110M, 2017: $95M, 2013 includes estimated $4M additional funding requirement triggered by "at-risk" status for 2012 plan year.

(4) Funded status < 80% as of 1/1/2011 triggered the "at-risk" status for plan year 2012. In December 2011 a $13M contribution was made to avoid the "at-risk" status for the 2013 plan year.

Proprietary and Confidential | 27

Proprietary and Confidential | 28 Pension Expense

Proprietary and Confidential | 29 Consolidated Pension Expense History (Dollars in millions) 2012 2011 2010 Service cost 15.5$ 14.7 15.2 Interest cost 94.6 97.5 96.1 Expected return on plan assets (96.3) (101.8) (93.1) Settlement loss - - 1.5 Recognized net actuarial loss 31.2 20.2 19.0 Amortization of prior service credit (2.3) (2.3) (2.3) Pension expense, excluding union plans 42.7 28.4 36.5 Union-administered plans 6.7 6.0 5.2 Net pension expense 49.4$ 34.3$ 41.7$ U.S. Actuarial Assumptions: Discount rate 4.90% 5.70% 6.20% Salary progression rate 4.00% 4.00% 4.00% Expected return on plan assets 7.05% 7.45% 7.65% Gain and loss amortization in years 24 25 26 Pension Expense

Proprietary and Confidential | 30 Detail of Consolidated Pension Expense History (Amounts in millions) 2012 2011 2010 U.S. Qualified Plan 35.7$ 25.9$ 30.7$ U.S. Non Qualified Plan 3.3 3.0 3.1 International Plans 3.7 (0.6) 2.7 Union Administered Plans 6.7 6.0 5.2 Net Pension Expense 49.4$ 34.3$ 41.7$ Years Ended December 31: Pension Expense

Proprietary and Confidential | 31 Service Cost (Amounts in millions) 2012 2011 Company-administered plans: Service cost 15.5$ 14.7$ Interest cost 94.6 97.5 Expected return on plan assets (96.3) (101.8) Settlement loss - - Recognized net actuarial loss 31.2 20.2 Amortization of prior service credit (2.3) (2.3) Pension expense, excluding union plans 42.7 28.4 Union-administered plans 6.7 6.0 Net pension expense 49.4$ 34.3$ • Service cost is determined as the actuarial present value of benefits for employee service during the period • Amount is impacted by: 1) Discount Rate 2) Number of employees 3) Expected lives / retirement period of employees Pension Expense

Proprietary and Confidential | 32 Interest Cost • Interest cost represents the increase in the projected benefit obligation due to the passage of time • Amount is measured by accrual of interest cost at assumed discount rate (Amounts in millions) 2012 2011 Company-administered plans: Service cost 15.5$ 14.7$ Interest cost 94.6 97.5 Expected return on plan assets (96.3) (101.8) Settlement loss - - Recognized net actuarial loss 31.2 20.2 Amortization of prior service credit (2.3) (2.3) Pension expense, excluding union plans 42.7 28.4 Union-administered plans 6.7 6.0 Net pens n expense 49.4$ 34.3$ Pension Expense

Proprietary and Confidential | 33 Expected Return on Assets • Return on Plan assets represents the assumed change in the fair value of Plan assets during the year, after considering plan contributions and distributions • Average long-term U.S. expected rate of return of: 2002 8.75% 2003-2007 8.50% 2008 8.40% 2009 7.90% 2010 7.65% 2011 7.45% 2012 7.05% (Amounts in millions) 2012 2011 Company-administered plans: Service cost 15.5$ 14.7$ Interest cost 94.6 97.5 Expected return on plan assets (96.3) (101.8) Settlement loss - - Recognized net actuarial loss 31.2 20.2 Amortization of prior service credit (2.3) (2.3) Pension expense, excluding union plans 42.7 28.4 Union-administered plans 6.7 6.0 Net pensi expense 49.4$ 34.3$ Pension Expense

Proprietary and Confidential | 34 Actuarial Gain / Loss • Actuarial gains or losses (G/L) include changes in pension assets or obligations resulting from experience different than that assumed or changes in assumptions • G/L recognized over time • G/L recognition is subject to a “corridor” which is generally 10% of the greater of pension obligations or assets • Corridor at 12/31/12 was $221 million • For U.S. and U.K. plans, gains and losses are recognized over average remaining life expectancy of plan participants, in light of plan freeze (Amounts in millions) 2012 2011 Company-administered plans: Service cost 15.5$ 14.7$ Interest cost 94.6 97.5 Expected return on plan assets (96.3) (101.8) Settlement loss - - Recognized net actuarial loss 31.2 20.2 Amortization of prior service credit (2.3) (2.3) Pension expense, excluding union plans 42.7 28.4 Union-administered plans 6.7 6.0 Net pen expense 49.4$ 34.3$ Pension Expense

Proprietary and Confidential | 35 Prior Service Credit • Prior service credit represents the cost of retroactive benefit reductions made in a Plan amendment • Recognized over the anticipated future service period of employees affected (Amounts in millions) 2012 2011 Company-administered plans: Service cost 15.5$ 14.7$ Interest cost 94.6 97.5 Expected return on plan assets (96.3) (101.8) Settlement loss - - Recognized net actuarial loss 31.2 20.2 Amortization of prior service credit (2.3) (2.3) Pension expense, excluding union plans 42.7 28.4 Union-administered plans 6.7 6.0 Net pensi n expense 49.4$ 34.3$ Pension Expense

Proprietary and Confidential | 36 Union-Administered Pension Plans ► Ryder participates in 11 multi-employer pension (MEP) plans that provide benefits to employees covered by collective bargaining agreements as follows: ► The annual net pension cost of the plans is equal to the annual contribution which was $6.7 million in 2012. ► If any MEP plan fails to meet certain minimum funding requirements, we could be required to make additional contributions up to 10% of current annual requirements. ► Employers participating in MEP plans can elect to withdraw from the plans, contingent upon labor union consent, and be subject to a withdrawal obligation based on the plan’s unfunded vested benefits. Based on the most recent available plan information, we estimate our withdrawal obligation to be approximately $35 million. We have no current intention of taking any action that would subject us to the payment of material withdrawal obligations. Pension Fund Employees Pension Fund Employees IAM National 348 New England Teamsters 20 Western Conference Teamsters 286 Local 11 14 Local 701 149 IBT 710 3 IAM Motor City 67 Local 272 12 Central States 36 Cleveland Bakers and Teamsters 3 Auto Industries 32

Proprietary and Confidential | 37 Sensitivity Analysis – U.S. Pension Plan Pension Expense 2012 Pension Projected Assumption Change Expense Benefit Obligation Expected Long-Term Return on Assets 7.05% +/- 0.25% -/+ $ 3.0 Million Actual 2012 Asset Returns vs. Expected 7.05% +/- 0.25% -/+ $ 0.3 Million Contributions at beginning of year + $ 50M - $ 3.4 Million Discount Rate 4.90% + 0.25% - $ 0.4 Million - $ 43 Million Discount Rate 4.90% - 0.25% + $ 0.2 Million + $ 43 Million Salary Progression Rate 4.00% +/- 0.25% +/- $ 0.1 Million +/- $ 1 Million

Proprietary and Confidential | 38 2013 Expectations - Consolidated Pension Expense (Amounts in millions) Estimate Actual Actual 2013 2012 2011 U.S. Qualified Plan 31.3$ 35.7 25.9 U.S. Non Qualified Plan 3.6 3.3 3.0 International Plans (0.4) 3.7 (0.6) Union Administered Plans 6.7 6.7 6.0 Net Pension Expense 41.2$ 49.4$ 34.3$ Years Ended December 31: Pension Expense

Proprietary and Confidential | 39 Drivers of the Change in 2013 Consolidated Pension Expense (Amounts in millions) 2012 Pension Expense 49$ Higher than Assumed Return on Assets in 2012 (8) Benefit of Pension Contributions (7) Lower Discount Rate 5 Other (mortality, amortization period, etc. ) 2 2013 Estimated Pension Expense 41$ Pension Expense

Proprietary and Confidential | 40 2013 Expectations - U.S. Qualified Pension Plan Estimate Actual Actual (Amounts in millions) 2013 2012 2011 U.S. Qualified Pension Plan Service cost 14.3$ 13.1 12.3 Interest cost 70.1 74.1 76.2 Expected return on plan assets (80.7) (75.2) (77.8) Net amortization 27.6 23.7 15.2 Pension expense (income) 31.3$ 35.7$ 25.9$ Actuarial Assumptions: Discount rate 4.10% 4.90% 5.70% Salary progression rate 4.00% 4.00% 4.00% Expected return on plan assets 6.80% 7.05% 7.45% Years Ended December 31: Pension Expense

Proprietary and Confidential | 41 Pension Equity Charges

Proprietary and Confidential | 42 Pension Equity Charges The funded status of a defined benefit plan is recognized in the balance sheet. ► Funded Status = Fair value of plan assets compared to PBO ► Overfunded Plan → Balance sheet asset ► Underfunded Plan → Balance sheet liability ► Year-end (December 31 for Ryder) calculation in conjunction with actuarial valuation Certain changes in funded status are recognized through other comprehensive income. ► Relates to actuarial gains/losses and prior service costs/credits that arise during the period but are not recognized in pension expense ► Changes are recognized net of tax ► Accumulated changes in other comprehensive income are presented within shareholders’ equity

Proprietary and Confidential | 43 Pension Equity Charges Negative/Low asset returns and a declining interest rate environment have led to significant unrecognized actuarial losses. Following is a summary of cumulative pension equity charges: The higher equity charge in 2012 reflects the impact of a lower discount rate. Cumulative Equity Annual Charge / Year Charge (Benefit) 2007 $148 ($53) 2008 $480 $332 2009 $412 ($68) 2010 $423 $11 2011 $595 $172 2012 $645 $50

Proprietary and Confidential | 44 Conclusions

Proprietary and Confidential | 45 Conclusions Ryder has frozen U.S. and Canadian pension plans to most active employees and U.K. pension plan to all employees. Ryder has adopted a de-risking strategy to reduce funded status volatility and financial statement volatility caused by the pension plan. Pension expense is sensitive to expected long-term asset returns versus actual returns as well as interest rate changes. ► Difference between actual and expected asset returns and the impact of interest rate changes are required to be amortized in order to smooth recognition of gains and losses Plan cash contributions can lower pension expense. Pension expense for all plans (especially our primary U.S. plan) is expected to decrease in 2013 vs. 2012. ► Primarily driven by impact of 2012 asset returns that exceeded assumed returns as well as the benefit of pension contributions

Proprietary and Confidential | 46 Conclusions Minimum pension funding requirements are manageable relative to total cash generated. At year end 2012, the plans were 73% funded on accounting basis. The funded status is negative $595M. Underfunded status results in a charge to equity (cumulative $645M at 12/31/12). Pension charge to equity in 2012 does not affect earnings or current compliance with the debt covenant.

Proprietary and Confidential | 47